CONSULTING AGREEMENT

THIS  AGREEMENT  (the  “Agreement”)  is  made  and  entered  into  this  13th  day  of  May,  2013,  by  and  between

Xumanii  Inc.  a  company  duly  incorporated  in  Nevada,  USA  with  its  address  at  PO  Box  309,  Ugland  House,

South  Church  Street,  George  Town,  Grand  Cayman  KY1-1104  Cayman  Islands  (the  “Company”  or  “Xumanii”)

and  Mr.  John  E.  Johnson  II  residing  at  5440  Tujunga  #1405  north  Hollywood  CA  91601  (“Consultant”)

(together the “Parties”).

WHEREAS,  the  Parties  desire  to  set  forth  the  terms  and  conditions  under  which  the  Consultant  shall  provide consulting  services  to  negotiate  live  broadcast  agreements  with  Artists,  Management,  Record  Labels,

Festivals and other entities within the Entertainment  Industry, on behalf of the Company, to the best and reasonable efforts of consultant.

NOW  THEREFORE,  in  consideration  of  the  mutual  promises  and  covenants  herein  contained,  and  other  valid consideration, receipt of which is hereby acknowledged, the Parties agree as follows:

1.    Term and Venue of Agreement

The  agreement  shall  remain  in  effect  from  May  1st,  2013  through  the  expiration  of  a  period  of  2  years from  the  date  hereof  (“the  Term”),  and  thereafter  may  be  renewed  upon  the  mutual  consent  of  the

Parties.  This agreement is also valid for the world.

2.    Termination of Agreement

The  Company  may  not  terminate  this  agreement  unless;  the  Consultant  is  not  performing  his  duties  as described  in  this  agreement  or;  the  Consultant  is  causing  harm  or  damage  to  the  Xumanii  brand.  In  the event the company alleges that the Consultant is not performing his duties, the Company must notify the

Consultant  in  writing  pursuant  to  the  notice  requirements  identified  in  paragraph   19A  below.  Further,

the  Consultant  shall  be  allowed  10  calendar  days  to  “cure”  said  alleged  default.  In  the  event  of termination  of  said  Agreement,  the  Consultant  shall still  be  paid  his  cash  and  stock  for  the  remainder  of this  Agreement  according  to  the  Compensation  schedule  below  on  an  accelerated  basis;  payable  at termination.

3.    Nature of Services to be rendered

During  the  Term  and  any  renewal  thereof,  the  Consultant  shall;  provide  the  Company  with   consulting

service(s)  on  a  best  efforts  basis  in  connection  with  negotiating  live  broadcast  agreements  or  other endorsements  within  the  Entertainment  industry  and  use  its  best  efforts  to  introduce  the  Company  to various  Artists,  Managers,  Companies  and  Event  producers  to  secure  live  broadcast  agreements  with them.  It  is  acknowledged  and  agreed  by  the  Company  that  the  Consultant  carries  no  professional

licenses,   and   is   not   rendering   legal   advice   or   performing   accounting   services,   nor   acting   as   an

investment advisor or broker-dealer within the meaning of applicable state and federal laws.

4.     Disclosure of Information

The Consultant agrees as follows:

The  Consultant  shall  NOT  disclose  to  any  third  party  any  material  non-public  information  of  data received  from  the  Company  without  the  consent  and  approval  of  the  Company  other  than:  (i)  to  its agents or representatives that have a need to know in connection with the services hereunder; (ii) as may be  required  by  applicable  law;  and  (iii)  such  information  that  becomes  publicly  known  through  no action of the Consultant.

5.    Compensation

The following represents the compensation to be paid to the Consultant in connection with rendering the

Services hereunder during the term of this Agreement, or at termination as described above.

The  Consultant  shall  receive  a  sum  of  Five  Thousands  US  dollars  per  month  (US$  5,000.00)  for  the duration of this agreement, beginning May 1, 2013.

The  Consultant  shall  also  receive  One  Million  Five  Hundred  Thousand  (1,500,000)  Class  B  Preferred

Stock.  The  shares  will  be  issued  in  the  following  manner:  500,000  shares  upon  the  execution  of  this agreement  and  250,000  Class  B  Preferred  Stock  on  each  subsequent  6  month  period  until  all  1,500,000 shares have been issued.

The Consultant shall also be reimbursed actual reasonable travel and other out of pocket expenses which will  be  billed  in  arrears  and  are  due  payable  within  (15)  days  of  the  Company’s  receipt  of  the  subject invoices  and  detailed  expense  report.  All  such  expenses  must  be  pre-approved  by  the  Company.  (Said approval “request form” attached as exhibit “A” hereto).

6.      Reporting to the Board of Directors

The Consultant agrees as follows:

The  Consultant  shall  report  to  the  board  of  directors  on  a  bi  weekly  basis  and  provide  to  the  board  of directors  a  written  progress  report  as  to  meetings,  signings  or  endorsements  with  prospective  live  broad

cast    events,    performance    artists,    management    companies,    marketing    companies,    within    the

Entertainment industry.  (Said progress report standards are attached hereto as exhibit “B”).

7.    Representations and Warranties of the Consultant.

In  order  to  induce  the  Company  to  enter  into  said  Agreement,  the  Consultant  hereby  makes  the following unconditional representation and warranties:

In connection with its execution of and performance under this Agreement, the Consultant has not taken and  will  not  take  any  action  that  will  cause  it  to  become  required  to  make  any  filings  with  or  to  register in  any  capacity  with  the  Securities  and  Exchange  (the  “SEC”),  the  Financial  Industry  Regulatory

Authority.  (“FINRA”)  formerly  known  as  the  National  Association  of  Securities  Dealers,  Inc.  (the

“NASD”),  the  securities  commissioner  or  department  of  state,  or  any  other  regulatory  or  governmental body or agency.

The  Consultant  is  not  subject  to  any  sanction  or  restriction  imposed  by  the  SEC,  FINRA,  any  state securities  commission  or  department,  or  any  other  regulatory  or  government  body  or  agency  that  would

prohibit,   limit   or   curtail   the   Consultant   execution   of   said   Agreement   or   the   performances   of   its

obligation hereunder.

8.    Non-Circumvention, Non-Disclosure and Confidentiality

This  Agreement  is  a  perpetuating  guarantee  for  three  (3)  years  from  the  date  of  execution  and  is  to  be applied  to  any  and  all  transactions  present  and  future,  of  the  introducing  party,  including  subsequent follow-up, repeat, extended, renegotiated, and new transactions regardless of the success of the project.

Because of this Agreement, the Parties involved in this transaction  may  learn from one another, or from principals,  the  names  and  telephone  numbers  of  investors,  borrowers,  lenders,  agents,  brokers,  banks,

lending  corporations,  individuals  and/or  trusts,  or  buyers  and  sellers  hereinafter  called  contacts.  The

Parties  with  this  acknowledge,  accept  and  agree  that  the  identities  of  the  contacts  will  be  recognized  by the  other  Party  as  exclusive  and  valuable  contacts  of  the  introducing  Party  and  will  remain  so  for  a period of three (3) years.

The  Parties  agree  to  keep  confidential  the  names  of  any  contacts  introduced  or  revealed  to  the  other party,  and  that  their  firm,  company,  associates,  corporations,  joint  ventures,  partnerships,  divisions,

subsidiaries,  employees,  agents,  heirs,  assigns,  designees,  or  consultants  will  not  contact,  deal  with,

negotiate  or  participate  in  any  transactions  with  any  of  the  contacts  without  first  entering  a  written agreement  with  the  Party  who  provided  such  contact  unless  that  Party  gives  prior  written  permission.

Such  confidentiality  will  include  any  names,  addresses,  telephone,  telex,  facsimile  numbers,  and/or other pertinent information disclosed or revealed to either Party, from the others.

The   Parties   agree   not   to   disclose,   reveal   or   make   use   of   any   information   during   discussion   or

observation regarding methods, concepts, ideas, product/services,  or proposed new products or services,

nor to do business with any  of the revealed contacts  without the written consent of the introducing party or parties.

The  Parties  agree  that  due  to  the  many  variables  surrounding  each  Business  Financial  Transaction  that will  occur  because  of  this  agreement,  the  commission  to  be  paid  and/or  the  fee  structure  between  the

Parties   can   vary.   A   separate   fee/commission   agreement   will   outline   compensation   for   each

Business/Financial  Transaction.  The  fee  or  commission  agreement  must  be  drafted  and  acknowledged by signature before all Business/Financial Transactions.

In  case  of  circumvention,  the  Parties  agree  and  guarantee  that  they  will  pay  a  legal  monetary  penalty that  is  equal  to  the  commission  or  fee  the  circumvented  Party  should  have  realized  in  such  transactions,

by  the  person(s)  engaged  on  the  circumvention  for  each  occurrence.  If  either  party  commences  legal proceedings  to  interpret  or  enforce  the  terms  of  this  Agreement,  the  prevailing  Party  will  be  entitled  to recover court costs and reasonable attorney fees.

Upon  execution  of  this  Agreement  by  signature  below,  the  Parties  agree  that  any  individual,  firm

company,   associates,   corporations,   joint   ventures,   partnerships,   divisions,   subsidiaries,   employees,

agents,  heirs,  assigns,  designees  or  consultants  of  which  the  signee  is  an  agent,  officer,  heir,  successor,

assign or designee is bound by the terms of this Agreement.

9.    Duties of the Company

The  Company  shall  supply  the  Consultant,  on  a  regular  and  timely  basis,  with  all  approved  data  and information regarding its management, its products, and its operation. Company  shall be responsible for advising  the  Consultant  of  any  facts  which  would  affect  the  accuracy  of  any  prior  data  and  information previously supplied to the Consultant so that the Consultant may take corrective action.

10.  Indemnification of the Consultant by the Company

The Company shall indemnify and hold harmless The Consultant and its principals from and against any and all liabilities and damages in connection with the Company’s ownership and operation.

11.  Indemnification of the Company by the Consultant

The Consultant shall indemnify  and hold harmless the Company  and its principals from and against any and all liabilities and damages arising out of any  intentional breach of its representations and warranties or agreements made hereunder or from any breach of contract with the Company’s Clients brought in by the Consultant.

12.  Mediation

Any controversy, dispute or claim arising out of or relating to this Agreement or the breach thereof shall be  settled  by  mediation.  Mediation  proceedings  shall  be  conducted  in  accordance  with  the  rules  then prevailing  of  the  American  Mediation  Association  or  any  successor.  Venue  for  mediation  proceedings shall  be  within  the  state  of  Illinois.  The  costs  of  mediation,  reasonable  attorney’s  fees  of  the  Parties,

together with all other expenses, shall be paid as provided in the rules.

13.  Attorney Fees

In  the  event  a  legal  action  is  commenced  by  a  Party  to  the  Agreement  alleging  a  default  of  the  terms  or

conditions    of    the    Agreement,    and    judgment    is    held    in    favor    of    the    non-moving    party

(respondent/defendant), the non-moving party shall be entitled to recover all costs incurred as a result of defending  such  action  including  reasonable  attorney  fees,  expenses  and  court  costs  through  trial,  appeal and to final disposition.

14.  Entire Understanding/Incorporation of other Documents

This Agreement requires the entire understanding of the parties with regard to the subject matter hereof;

superseding  any  and  all  prior  agreements  or  understandings,  whether  oral  or  written,  and  no  further  or additional  agreements,  promises,  representations  or  covenants  may  be  inferred  or  constructed  to  exist between Parties.

15.  No Amendment Except in Writing

Neither  the  Agreement  nor  any  of  its  provisions  may  be  altered  or  amended  except  in  a  dated  writing signed by both parties.

16.  Waiver of Breach

No  waiver  of  any  breach  of  any  provision  hereof  shall  be  deemed  to  constitute  a  continuing  waiver  or  a waiver of any other portion of the Agreement.

17.  Independent Contractor

The  Consultant  agrees  to  perform  its  consulting  duties  hereto  as  an  independent  contractor.  Nothing

contained herein shall be considered   as creating an employer-employee relationship between the parties to  this  Agreement  and  accordingly  Consultant  will  receive  his  compensation  as  a  1099  Independent

Contractor with no taxes or Social Security withheld.

18.  Governing Law

The  Agreement  and  its  provisions  shall  be  constructed  in  accordance  with,  pursuant  to  and  governed  by the State of Illinois.

19.  Miscellaneous

A.   Notices

Any  notice  or  other  communication  required  or  permitted  to  be  given  hereunder  shall  be  in  writing  and shall  be  deemed  to  have  been  duly  given  when  delivered  personally  or  sent  by  registered  or  certified mail, return receipt requested, postage prepaid to the parties hereto at their addresses first above written,

with  a  copy  to  Law  Offices  of  Victor  J.  Cacciatore,  Attn:  Joseph  P.  Cacciatore,  527  S.  Wells  Street

Chicago,  Illinois  60607,  email  jcacciatore@jos-cacciatore.com.  Either  party  may  change  his  or  its address for the purpose of this paragraph by written notice similarly given.

B. Entire Agreement

This Agreement represents the entire agreement between the Parties in relation to its subject matter; it supersedes and voids all prior agreements between such Parties relating to such subject matter.

This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of such counterparts shall constitute one (1) instrument.

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the date first above written.

SIGNED, SEALED AND DELIVERED
By,

Alexandre Frigon, President & CEO,
Authorized Signatory for Xumanii Inc.

John E. Johnson II, The Consultant